[FORM OF STOCK CERTIFICATE]

                                                    (SEE LEGEND ON REVERSE SIDE)


                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


        NUMBER                     AUTO DATA                       SHARES
        ------                    NETWORK, INC.                    ------
                           SERIES B CONVERTIBLE STOCK
                                PAR VALUE: $.001


THIS CERTIFIES THAT




IS THE RECORD HOLDER OF


   - Shares of AUTO DATA NETWORK, INC. Series B Convertible Preferred Stock - transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:  3/12/04


                                     [SEAL]

                             Auto Data Network, Inc.
                                    Corporate
                                      Seal
                                    Delaware
                                      *****

/s/ Illegible                                        /s/ Illegible
---------------------------                          ---------------------------
Secretary                                            President


                           Countersigned & Registered
                              LIBERTY TRANSFER CO.
                       Box 558, Huntington, NY 11743-0558


                     By: /s/ Illegible
                         ------------------------------
                         Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- Custodian
TEN ENT -- as tenants by the entireties              (Cust)            (Minor)
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors
survivorship and not as tenants in common          Act..........................
                                                             (State)

    Additional abbreviations may also be used though not in the above list.



For Value Received,________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


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------------------------------------------------------------------------- Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint



----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________________






        -----------------------------------------------------------------------
        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OF ENLARGEMENT OR ANY CHANGE WHATEVER.


                        CURRENT TRANSFER FEE APPLICABLE


"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended ):Act"). Such shares have been acquired for investment and may not be publicly offered or sold in the absence of (1) an effective registration statement for such shares under it Act; (2) opinions of counsel to the Company prior to any proposed transfer to the effect that registration is not required under the Act; or (3) a letter presented to the Company, prior to any proposed transfer, from the staff of the Securities and Exchange Commission, to the effect that it will not take any enforcement action if the proposed transfer is made without registration under the Act"